SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 26, 2002

               Exact Name of Registration as Specified in Charter:

                                iBonZai.com, Inc.

State of Other Jurisdiction of Incorporation:                 Delaware
Commission File Number:                                       33-26787-D
IRS Employer Identification Number:                           87-0403828

          Address and Telephone Number of Principle Executive Offices:
                               4766 Holladay Blvd.
                               Holladay, UT 84117

                                  801.273.9300


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Item 4.  Changes in Registrant's Certifying Accountant.

On March 26, 2002, the registrant approved the dismissal of C.P.A. Network, LLC which had served as the registrant's independent accounts, as its auditor, within the meaning of Item 304 (a) (1) (i) of Regulation S-K of the Securities and Exchange Commission and engaged Bierwolf, Nilson & Associates.

C.P.A. Network, LLC's report on the registrant's financial statements for the fiscal years ended December 31, 1999 and December 31, 2000 contained no adverse opinions or disclaimer of opinions, and were not qualified as to audit scope, or accounting principles. However, the reports issued for 1999 and 2000 by the prior auditors were modified in respect of the uncertainty surrounding the registrant's ability to continue as a going concern.

In connection with its audits for the fiscal years ended December 31, 1999 and 2000, there have been no disagreements with C.P.A. Network, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of C.P.A. Network, LLC would have caused them to make reference thereto in their report on the financial statements for such years. C.P.A. Network, LLC has not provided any auditing or other accounting services to the Registrant since its review of the Registrant's Form 10-KSB for the fiscal year end December 31, 2001.

The registrant requested that C.P.A. Network, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter dated March 26, 2002, was received by the registrant from C.P.A. Network, LLC with respect to the registrant's request, addressed to the Securities and Exchange Commission, is filed as Exhibit 16.1 to this Form 8-K.

On March 26, 2002, the registrant engaged Bierwolf, Nilson & Associates as its new independent accountants following its termination of C.P.A. Network, LLC. The registrant's Board of Directors approved the engagement of Bierwolf, Nilson & Associates as its independent auditors with respect to the registrant's fiscal year ending December 31, 2001.

During the two most recent fiscal years the registrant had not consulted with Bierwolf, Nilson & Associates regarding either; (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that Bierwolf, Nilson & Associates concluded was an important factor considered by the registrant in reaching a decisions to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that therm is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K.

Item 7. Exhibits

Exhibit No.                         Description                         Page
-----------                         -----------                         ----
16                                  Letter on Change                      5
                                    in Accountants



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iBonZai.com, Inc.

/s/ Paul F. Beatty
-------------------
President
Date:April 1, 2002